UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2008

SECURITY BANK CORPORATION

(Exact Name of Registrant as Specified in Charter)

Georgia	000-23261	58-2107916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4219 Forsyth Road

Macon, Georgia 31210

(Address of Principal Executive Offices, including Zip Code)

(478) 722-6200

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 29, 2008, Security Bank Corporation (the “Company”) announced by press release that it had entered into a Subordinated Note and Securities Purchase Agreement, dated April 28, 2008, by and among the Company, its wholly owned Georgia subsidiary, Security Interim Holdings Corporation (“SBKC Interim”), and certain purchasers named therein (the “Purchasers”) (the “Purchase Agreement”), pursuant to which the Company sold, through SBKC Interim, $40 million of subordinated notes (the “Notes”). The Notes are being sold to the Purchasers in a private offering, bear an interest rate of 9.5%, are callable after the first five years, at a premium, and mature in 2018. The subordinated debt has been structured to fully count as Tier 2 regulatory capital on a consolidated basis. A copy of the Purchase Agreement and the form of Note are filed hereto as Exhibits 10.1 and 10.2, respectively, and the information contained therein is incorporated into this Item 1.01 by this reference. A copy of the Company’s press release with respect to the transaction is filed as Exhibit 99.1.

In connection with the issuance and sale of the Notes by SBKC Interim, the Company issued the Purchasers immediately exercisable warrants to purchase 2,552,717 shares of the Company common stock, $1.00 par value (“Common Stock”), at an exercise price of $6.58 per share, subject to certain adjustments (the “Voting Warrants”). A copy of the form of Voting Warrant is filed as Exhibit 10.3 hereto and the information contained therein is incorporated into this Item 1.01 by this reference.

The Company also issued to the Purchasers 3,526,310 stock appreciation rights (“SARs”) that will entitle the holders, upon exercise, to receive a cash payment from the Company in an amount equal to the number of SARs outstanding multiplied by the excess of the Company’s Common Stock price above the exercise price. The SARs, prior to the Exchange (as defined below), may be exercised by the holders at a price that is equal to $6.58 per share, subject to certain adjustments. A copy of the form of SAR is filed as Exhibit 10.4 hereto and the information contained therein is incorporated into this Item 1.01 by this reference.

Following shareholder approval of (1) an amendment to the Amended and Restated Articles of Incorporation authorizing non-voting common stock and (2) the Exchange, the SARs will be exchanged on a one-for-one basis (the “Exchange”) for non-voting warrants (the “Non-Voting Warrants”), which are exercisable for non-voting Common Stock (the “Non-Voting Common Stock”). Following shareholder approval and the subsequent Exchange, the Non-Voting Warrants may be exercised at a price that equals $5.92 per share, subject to certain adjustments to purchase 3,526,310 shares of Non-Voting Common Stock. In addition, the Non-Voting Common Stock is convertible into shares of Common Stock under certain limited circumstances. A copy of the form of Non-Voting Warrant is filed as Exhibit 10.5 hereto and the information contained therein is incorporated into this Item 1.01 by this reference.

The Purchasers have been granted certain registration rights with respect to any Common Stock of the Company issued or issuable to the Purchasers in respect of their holdings of Voting Warrants, Non-Voting Warrants or Non-Voting Common Stock, which is set forth in a Registration Agreement between the Company and the Purchasers (the “Registration Agreement”). The Registration Agreement is filed as Exhibit 10.6 hereto and the information contained therein is incorporated into this Item 1.01 by this reference.

There was no relationship between the Purchasers and the Company or SBKC Interim prior to this transaction.

Item 2.02	Results of Operations and Financial Condition.

On April 29, 2008, the Company issued a press release to announce its financial results for the quarter ended March 31, 2008.

Pursuant to General Instruction F to Current Report on Form 8-K, the press release is attached to this Current Report as Exhibit 99.2 and only those portions of the press release related to the historical results of operations of the Company and its subsidiaries for the quarter ended March 31, 2008 are incorporated into this Item 2.02 by reference. The information contained in this Item 2.02, including the information set forth in the press release filed as Exhibit 99.2 to, and incorporated in, this Current Report, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Exhibit 99.2 furnished pursuant to this Item 2.02 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Item 3.02	Unregistered Sales of Equity Securities.

Certain information required to be reported pursuant to this Item 3.02 has been provided above pursuant to Item 1.01 and is incorporated herein by reference.

The sale and issuance of the Notes, the Warrants, the SARs, and the Non-Voting Warrants have been conducted in reliance upon the exemption from registration provided for by Rule 506 of Regulation D and alternatively Section 4(2) of the Securities Act of 1933, as amended (the “Act”). The Company has taken reasonable and customary steps to assure that each of the Purchasers is an “accredited investor” as that term is defined in Rule 501 of Regulation D. The Company did not offer or sell any of the securities issued and sold in the private offering by any form of general solicitation or general advertising, and the Company used reasonable care to assure that the Purchasers are not underwriters within the meaning of Section 2(11) of the Act by, among other things, affixing a legend on the certificates representing the Notes, the Warrants, the SARs, and the Non-Voting Warrants stating that the securities have not been registered under the Act and referring to the restrictions on transferability and sale of such securities.

Each share of Non-Voting Common Stock is convertible into one share of Common Stock upon the sale, transfer or other disposition of the Non-Voting Common Stock under the following conditions: (1) in a widespread public distribution as contemplated by Board of Governors of the Federal Reserve System (the “Federal Reserve Board”) regulations and policies; (2) pursuant to private sales to purchasers in which no transferee (or group of associated transferees) would receive 2% or more of the outstanding equity securities of any class of voting securities of the corporation; (3) in a sale to a transferee that would control more than 50% of the outstanding equity securities of any class of voting securities of the corporation; and (4) in any other transaction approved in advance by the Federal Reserve Board.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Under the terms of the Purchase Agreement, the Company’s Board of Directors has agreed to take all corporate action necessary and appropriate to appoint Gerald R. Francis to serve as a member of the Board of Directors at the annual meeting of the Board of Directors of the Company immediately following the annual meeting of shareholders of the Company to be held on May 15, 2008. Additionally, the Purchase Agreement requires that the Company’s Board of Directors recommend Mr. Francis to the shareholders for re-election so long as a Purchaser owns any Notes or any of the Company’s securities.

Currently Mr. Francis serves as the Managing Director of FSI Group, LLC, who, as described above, is the Purchaser of the Notes. Certain information about this transaction required to be reported pursuant to this Item 5.02 has been provided above pursuant to Item 1.01 is incorporated herein by reference. Other related party transactions and information on the committees of the Board of Directors that Mr. Francis will serve have not yet been determined.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
10.1	Subordinated Note and Securities Purchase Agreement, dated April 28, 2008

10.2	Form of Note

10.3	Form of Voting Warrant

10.4	Form of Stock Appreciation Right

10.5	Form of Non-Voting Warrant

10.6	Registration Agreement

99.1	Press Release of Security Bank Corporation, dated April 29, 2008

99.2*	Press Release of Security Bank Corporation, dated April 29, 2008

*	As described in Item 2.02 of this Current Report, this exhibit is “furnished” and not “filed” with this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY BANK CORPORATION

Dated: April 30, 2008	By:	/s/ H. Averett Walker
H. Averett Walker
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Subordinated Note and Securities Purchase Agreement, dated April 28, 2008

10.2	Form of Note

10.3	Form of Voting Warrant

10.4	Form of Stock Appreciation Right

10.5	Form of Non-Voting Warrant

10.6	Registration Agreement

99.1	Press Release of Security Bank Corporation, dated April 29, 2008

99.2*	Press Release of Security Bank Corporation, dated April 29, 2008

*	As described in Item 2.02 of this Current Report, this exhibit is “furnished” and not “filed” with this Current Report.